SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report (Date of Earliest
              Event Reported):  September 23, 1999




                    THE KROLL-O'GARA COMPANY
_________________________________________________________________
     (Exact name of registrant as specified in its charter)

  Ohio                    000-21629              31-1470817
_________________________________________________________________
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



           9113 LeSaint Drive, Fairfield, Ohio  45014
_________________________________________________________________
            (Address of principal executive offices)


Registrant's telephone number, including area code: (513)874-2112
                                                    _____________

            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

Item 5.  Other Events
         ____________

          The press release of The Kroll-O'Gara Company dated
September 23, 1999 is filed as Exhibit 99 to, and is incorporated by reference in, this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits
         _________________________________

(a)  Financial Statements of Businesses Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits

     Number         Description
     ______         ___________

       99           Press Release dated September 23, 1999






















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
                           SIGNATURES
                           __________

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the 1st day of October 1999.


                              THE KROLL-O'GARA COMPANY



                              By /s/Nicholas P. Carpinello
                                 ____________________________
                                 Nicholas P. Carpinello
                                 Controller and Treasurer



































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